Coda Octopus Group, Inc.

# CODA OCTOPUS GROUP, INC.

World Leader in Sound Underwater Technology

Corporate Presentation
**March 2020**

# Forward-Looking Statements



This presentation contains forward-looking statements concerning Coda Octopus Group, Inc. within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Those forward-looking statements include, without limitation, statements regarding the Company's expectations for the growth of the Company's operations and revenue. Such statements are subject to certain risks and uncertainties, and actual circumstances, events or results may differ materially from those projected in such forward-looking statements. Factors that could cause or contribute to differences include, but are not limited to, customer demand for our products and market prices; the outcome of our ongoing research and developments efforts relating to our products including our patented real time 3D solutions; our ability to develop the sales force required to achieve our development, the impact of the COVID-19 outbreak and other examples of forward looking statement set forth to our Annual Report on Form 10-K for the year ended October 31, 2019, filed with the Securities and Exchange Commission on January 28, 2020. Coda Octopus Group, Inc. does not undertake, and specifically disclaims any obligation to update or revise such statements to reflect new circumstances or unanticipated events as they occur.

# CEO Vision Statement

**"To realize increased organic growth through the exploitation of CODA's revolutionary, proprietary subsea technology, and continued advancements in customized, rugged defense engineering. To increase our value proposition for the benefit of all stakeholders, including our employees, to reward their innovative contributions to the growth of the business."**

- Annmarie Gayle, Chairman and CEO

Coda Octopus Group, Inc.

# Overview

- Established business with strong pedigree in marine technology and defense engineering:

**Products Business**

Market leader in real-time 3D imaging sonar technology for multiple subsea defense and commercial applications. World's only real-time 3D sonar technology – "seeing both static and moving objects and measuring in real-time in zero visibility conditions underwater."

**Engineering Business**

Long-established relationships with U.S. and U.K. Defense Primes, such as Raytheon, Northrop and BAE, with a number of proprietary parts for significant programs such as Phalanx CIWS, yielding long-tail recurring and growing revenues.

- Strong culture of IP ownership in products' segment and sole supplier status by engineering segment
- Near-term catalysts - Ex. Thermite® Octal, DAVD, and 5D & 6D Echoscope® for additional growth across both business segments



Revenue by Entity
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
2016
2017*
2018*
2019
2020 Q1
Products Business
Engineering Business

| NASDAQ:CODA | As of March 17, 2020 |
|---|---|
| Market Cap | $59.18 MM |
| Shares Outstanding | 10.72 MM |
| Public Float | 6.68 MM |
| % Officers & Directors | 13.1% |

*2017/18 Engineering Business revenues impacted by delays in appropriation of U.S. defense budget.

Coda Octopus Group, Inc.

# Financial Snapshot

| ANNUAL | FY 2015 | FY 2016 | FY 2017 | FY 2018 | FY 2019 | FY 2020 Q1 |
|---|---|---|---|---|---|---|
| Revenues | $19,234,396 | $21,118,319 | $18,025,173 | $18,019,429 | $25,056,934 | $6,680,979 |
| Net Income | $1,070,291 | $4,930,548 | $3,339,663 | $3,102,899 | $5,225,199 | $1,346,773 |
| EBITDA | $2,309,215 | $6,348,022 | $4,771,643 | $4,069,175 | $7,278,307 | $1,699,285 |
| Earnings per share – basic* | $0.16 | $0.60 | $0.37 | $0.49 | $0.49 | $0.13 |

**EPS in 2019 reflects the recording of a tax expense of $1,007,354 compared to a tax benefit of $1,754,169 in the 2018 period.*

# Marine Technology Business

(Products Business)

**Product Design & Manufacturing**

**24/7 Support and 3D Field Experts**

**Research Development and Innovation**

**Software Application and Custom Development**

# How We Sell

## COTS Products & Engineering Services

### Products

*Commercial off-the-shelf (COTS) product sales occur primarily through two channels:*

- **Direct Sales:** Most sales occur through our Sales teams in both the U.S. and U.K.
- **Agents**: We also use a wide network of third party agents to expand our reach around the world, particularly in areas where language is a barrier to promoting our products.

### Services

*Our engineering services are primarily sold through:*

- **Prime Partnerships:** We benefit from the small business allowance through our strategic relationships with primes such as Northrop Grumman, Raytheon, etc.

Coda Octopus Group, Inc.

# Echoscope$^{4G®}$ Family of Volumetric Sonars

*Visualization & Mapping for Widest Range of Applications*



Echoscope$^{4G®}$

Echoscope$^{4G®}$ C500

Compact Edition

Depth Rating

SWaP (Size, Weight and Power)

Echoscope$^{4G®}$ *Surface*



Echoscope$^{4G®}$ *Deep Water*



Seeing & Measuring in Real-Time 3D in Zero Visibility Conditions Underwater

# Echoscope® PIPE (Latest Development)

## *5D and 6D Sonar Capability (New)*

### *Echoscope^4G ®*

| Hardware | Processing Engine |
|---|---|
| 4G Lightweight Housing | 3rd Generation Processing Engine |

### *Echoscope® PIPE*

| Hardware | Processing Engine |
|---|---|
| 4G Lightweight Housing | Brand New Processing Engine |




16,384
Points of Data




**40 Million**
Points of Data

Coda Octopus Group, Inc.

# Coda Real-Time 3D Technology

*Sample Echoscope Project ROI Snapshots*

**200** *Blocks placed per day*

**76** *Sleepers placed per day*

**0** *Visibility Conditions*

**$1M** *In cost savings*

**>100%** *Productivity rates*

### Van Oord Port Construction Project

Placement of **24,000** CORE-LOC Armour Units
Record Production Rates

Cost Saving: **Priceless**
Duration: **1-2 Years**

### ZADCO Sleeper Placement

Was: **4** sleepers placed in **12** hours
Now: **76** sleepers placed in **24** hour shifts

Productivity: **> 3,000%**
Cost Saving: **> $3 million**
Duration: **3-6 months**

### UTEC Oilfield Development

Zero Visibility Conditions

Productivity: **> 100%**
Cost Saving: **Priceless**
Duration: **3 months**

### DEME Rock Dumping

Zero Visibility and Accurate Placement Required

Productivity: **> 100%**
Cost Saving: **> $1 million**
Duration: **6 days**

### Technip/Shell

Echoscope used in Zero Visibility Saved significant NPT

Productivity: **>100%**
Cost Saving: **>$2 million**
Duration: **6 months**

# 3D Product Line

## *Competing Technology is No Comparison*



Pelican Island Causeway, Galveston TX

**Echoscope® 3D Real-Time Imaging Sonar**

Real-Time 3D Imaging **AND** Real-Time Mapping – see the shadows disappear!
Client deliverables complete in 54 seconds…

**3D Multibeam**

Produces static map after hours or days of processing
NO Real-Time image



**2D Scanning Sonar**

Produces static map after hours or days of processing
NO Real-Time image



**2D Imaging Sonar**

Produces 2D real-time image with no depths and NO Mapping



# 3D Product Line

*What is the key USP?*

**S**ingle **S**ensor, **M**ultiple **P**arallel **P**rocessing **A**pplication, for **V**ision, **M**apping and **M**easurement


3D Complex Mapping
No Post Processing


3D Camera Mode
Unique

World's most diverse, functional and capable 3D sonar solution…

# 3D Product Line

*Delivering on Everyday Challenges Subsea*

## Complex Asset Placement – Alaska Monopod Installation


SAL



- Four Echoscopes® used to provide real-time visualization of landing site and control stabilization for crane operators
- Software 'models' provided real-time indication of distance and alignment with landing interface
- Conventional placement and positioning methods ineffective

## Oilfield Disaster Recovery



- Survey and mapping of complex 3D 'Tendons' enabling fast and effective removal
- Conventional methods ineffective and displaced

# 3D Product Line

*Delivering on Everyday Challenges Subsea*

### Mineral Mining - Diamonds



- Operator can "see" exactly where each cut has taken place
- No overlapping of cuts
- Significant productivity benefit

### Marine Construction - Breakwaters



- Echoscope® is the No. 1 preferred solution for subsea placement
- Crane operator can "see" and "track" and "place" the moving block underwater
- Complete scene awareness for operators, engineers and owners
- Construction deliverable sign off using our technology

# Strong Culture of IP

## *Total Product Package*

- Multiple patents pending and covering recent technology innovations around 5D and 6D capability
- Patents cover the spectrum of software and hardware capabilities of Coda Octopus Group's unique real-time 3D technology
- Proprietary hardware and software are the complete system; components do not function independently
- Further de-risked by trade-secret optimization techniques

| UPSTO No. | Patent Title |
|---|---|
| 7,466,628 | Method of constructing mathematical representations of objects from reflected sonar signals |
| 7,489,592 | Patch test for 3D sonar data |
| 7,898,902 | Method of representation of sonar images |
| 8,059,486 | Method of rendering volume representation of sonar images |
| 8,854,920 | Volume rendering of 3D sonar data |
| 9,019,795 | Method of object tracking using sonar imaging |
| 10,088,566 | Object Tracking using sonar imaging |
| **JP Patent No.** | |
| 5565964 | Method of underwater drilling/levelling by a machine-construction device |
| 5565957 | Method of construction management by a 3-dimensional sonar device |


Hardware
• Real-Time 3D Sonar
• Motion IMU
• External Sensors
• 8 GB Per Second Patented Algorithm
Software
• Moving and Mosaicked Images
• Moving Multiple 3D Models and Images Simultaneously
• Tracked Objects, Domain Specific, Market Directed 3D Image
Software
• Patented Rendering
• Patented Volume Rendering
• Patented Tracking, Simplification Integration

# Defense Applications

*Real-Time 3D Decision Making*


Complex Structure
Real-Time Hazards
Target ID
Condition Survey and Salvage
Coda Octopus
Sound Underwater Intelligence

# Commercial Applications

*Marine Products Business*

**Marine and Port Construction**, Renewables,
**Research**, Educational Institutions, and **Oil and Gas**

**Dive Inspection Support**



**Port Construction**



**Channel Clearance**



**Complex Survey**



**Subsea Intervention**



**Completions & Tie Back**





**Asset Inspection**



**Recovery & Salvage**



**Dredging & Rock Dumping**



**ROV Navigation Zero Visibility**



**Pipeline Survey & Leak ID**



**Placement & Landing**

# Customers

*Marine Products Business*

### Military & Defense
*Including 30 US Ports & Enforcement Bodies*

NYPD

FBI

### End User Customers

ExxonMobil

bp

Chevron

ADNOC

NPCC
NATIONAL PETROLEUM CONSTRUCTION COMPANY

SAIPEM

### Service Providers

Jan De Nul GROUP

Technip

Boskalis

FUGRO

OCEANEERING

subsea 7

Van Oord
Marine ingenuity

### Additional

DE BEERS
GROUP OF COMPANIES

BIBBY OFFSHORE
because we love this business

# 3D Real-Time Echoscope Technology Advantage

## *Real-Time Underwater Decision Making*


Unmanned Maritime Systems (PB13 and beyond)
Mine Counter-Measures (MCM)
Maritime Security
• ISR
• Port Surveillance
• Special Operations Forces (SOF) Support
• Electronic Warfare
Unmanned Surface Vehicles (USV)
Mine Countermeasure (MCM) USV
SeaFox
MK II
Remote Mine-hunting System (RMS) AN/WLD-1
Modular Unmanned Surface Craft Littoral (MUSCL) Use Operational Evaluation Sys
Sea Stalker
Sea Maverick
Unmanned Undersea Vehicles (UUV)
Surface Mine Countermeasure (SMCM) User Operational Evaluation Sys Increment 1
Large Displacement Unmanned Underwater Vehicle (LDUUV)
Semi-Autonomous Hydrographic Recon Vehicle
Hull Underwater Vehicle / Hull Underwater Localization Sys (HULS)
Battlespace Preparation Autonomous Undersea Vehicle (BPAUV)
MK18 Mod 1 Swordfish UUV Sys
MK 18 Mod 2 Kingfish UUV Sys
Surface Mine Countermeasure (SMCM) UUV
ECHO Ranger
Littoral Battlespace Sensing AUV
Littoral Battlespace Sensing Glider

•Removes **man out of the loop**, thus **reducing costs** significantly and **increasing repeatability** of common tasks

•Enhances Safety, again by removing **man out of the loop**

•Facilitates near impossible missions without **risking lives**

•Provides the vehicle for **mapping** the ocean floor (far and wide)


3D 0003 (-19.41,-3.39,6.07)m 20.62m
Height 0002 (0.00,0.00,-9.09)m 9.09m

# Key Growth Market

*Defense, Navy Activities, Law Enforcement and Coast Guards*

- Search & Rescue and Recovery Missions
- Asset Identification & Reacquisition
- See & Identify Targets and Hazards
- Record & Map to gather intelligence and analyze threats & hazards, before committing higher value assets
- Real-Time Surveillance
- Ship Hull Scanning

**Real-Time Decision Making**

**Unique technology to manage in real-time subsea threats**

- Obstacle Avoidance for manned & unmanned missions
- Route Clearance Survey for foreign ports
- Mine & Threat location & identification
- Front end threat identification – landings, special forces incursion
- Port & Harbour Security
- Diving Applications






# Real-Time 3D Imaging in Navy and Defense Applications

*Strategic Development and Partnerships*

**Momentum has grown significantly within the U.S. Navy community for CODA's industry-leading, real-time technology. The following groups are actively funding development, trials or purchases of Coda Octopus Echoscope® technology:**

- Swimmer Delivery Vehicles
- Mine Counter Measures
- Ship Hull Inspection
- Salvage and Diver Support
- Critical Asset Inspection
- Real-Time Threat Detection

# Diver Augmented Vison Display System

CodaOctopus
Sound Underwater Intelligence

NAVSEA WARFARE CENTERS Panama City

NAVSEA NAVAL SEA SYSTEMS COMMAND Supervisor of Salvage & Diving

## Project and Technology Outline

Office of Naval Research Science & Technology

Future Naval Capabilities (FNC)

**2015**

**3D Diver Augmented Reality Concept**
2015 Coda Octopus created the concept of 3D Augmented Reality technology for Divers to NAVSEA OOC

**2016**

**NSWC and NAVSEA Collaboration**
Worked with NAVSEA PCD from 2016 on developing their prototype glass technology and embedding Coda Octopus 3D real-time and visualization platforms

**2018**

**Coda Octopus CRADA**
Entered a CRADA agreement in 2018 with NSWC PCD and NAVSEA for the transfer of technology to final design and manufacturing

**2019**

**GEN 1.0 Complete**
Gen 1.0 Product completed and accepted in December 2019

**2020**

**Approved Navy Use (ANU) in place, Commercial Release and NAVSEA Roadmap**
DAVD and Echoscope products and solutions awarded NAVSEA Authorization for Navy Use (ANU) program.
Gen 2.0 – Gen 4.0 Vision Roadmap developed with NAVSEA and ONR under Future Naval Capabilities

# Diver Augmented Vison Display System

CodaOctopus
Sound Underwater Intelligence


COMMUNICATION
VISIBILITY
SAFETY
LOCATION
DATA

**LOCATION**
Provide the Location of the Diver, the Diver Stage and Work Site and any hazards

**VISIBILITY**
Enhance the Diver experience with real-time Augmented and Mixed Reality scene awareness

**COMMUNICATION**
Communicate with rapid TEXT messaging for instruction, guidance and acknowledgement

**SAFETY**
Diver and Supervisor visually synchronized and can coordinate movement, tasks and health status

**DATA**
Diver and Supervisor can share and access all project technical and visual data in real-time

# Diver Augmented Vison Display System

CodaOctopus
Sound Underwater Intelligence

1

## DAVD - TC

Dive Supervisor Workstation and Communication Hub





2

## DAVD - DPP

The Diver Processing Unit fuses sensor data and manages ultra low latency video display

3

## DAVD - DMU

Dive Motion Unit handles Head Tracking and Motion





4

## DAVD - HUD

Transparent Lens Based Head Up Display

# Diver Augmented Vison Display System


DAVD
CodaOctopus
3D
3D Real-time Spatial Data
Text Messages and Alerts
Waypoints, Hazards and Navigation
Workflow, Instructions and Recording
Photos, Videos, Drawings and 3D Models
Timers, Depth Profiling and Decompression

## DAVD

## Media Information Portal

# Diver Augmented Vison Display System

## Dive Project Workflow


3D Area Scan
Diver Simulator
Scene Augmentation
Media Library
Live Dive

| 3D Area Scan | Diver Simulator | Scene Augmentation | Media Library | Live Dive |
|---|---|---|---|---|
| Three options for 3D Area Data Collection – Detailed Survey, Fixed Scan and Rapid Response | Diver Simulator allows Diver and Supervisor to pre-plan routes and divers to feel comfortable with data and environment | 3D scene can be augmented with 3D Models of known structure, targets and Geo hazards can be added with live measures | The project can be preloaded with Mission Instructions, Drawings Images and video to support the diver | Full LIVE control of Diver visual environment and ability to send on-demand data, technical information and messaging |

CodaOctopus
Sound Underwater Intelligence

# DAVD Operational Use Scenarios

| Vessel / AUV or ROV | Static Rotational Scan | Diver Hand Held |
|---|---|---|
| Survey in advance of dive operations | Scan from a fixed location | Live Scan of area in real-time |







# Diver Augmented Vison Display System

CodaOctopus
Sound Underwater Intelligence


3

**DAVD - DMU**

Dive Motion Unit handles Head Tracking and Motion






4
DAVD
CodaOctopus

**DAVD - HUD**

Transparent Lens Based Head Up Display




Up
Roll
Left
Back
Yaw
Forward
Right
Pitch
Down


General (311167.93E,6004361.82N,-10.35m)

3D MATT (Multiple Automated Target Tracking provides most accurate real-time diver positioning using Echoscope C500 real-time Imaging Sonar.



*Optional USBL positional input.*

# Diver Augmented Vison Display System

CodaOctopus
Sound Underwater Intelligence

# DAVD

## *Live* Dive Supervisor View


DAVD Tampa Debris Field / 3D Scene
4G Underwater Survey Explorer DAVD Edition
Import
NEDU #1
DIVER LOCATION
GEOGRAPHIC
27°47'13.994"N
4°35'36.956"W
POSITION
342995.101E
3074650.128N
DIVER HEADING
44°
DIVER DEPTH
24.8ft
WAYPOINT BEARING
40°
WAYPOINT RANGE
82.5ft
DIVER ACTIONS
OVERLAY MEDIA
blue720
SLIDE720
ValvePanel
War-Ship-Autocad-Drawings
Measure 001 5.83m
Measure 002 5.46m
Session @ 6/2/2020 05:54:36
NEDU #1


TIME ELAPSED
00:05:59
N
Measure 001 5.83m
42°
E
TIME REMAINING
00:44:00
WAYPOINT BEARING
40°
Measure 002 5.46m
WAYPOINT RANGE
82.5ft
LAT/LON
27°47'13.989"N
4°35'36.942"W
342995.494E
3074649.967N
DEPTH
24.8ft

## *Live* Diver View

# Diver Augmented Vison Display System

CodaOctopus
Sound Underwater Intelligence

**Summary of Benefits and Features from the DAVD system**

- **Transparent Glass Display** capable of 2D Data, 3D Augmented Reality and Mixed Reality

- **Diver DPP** "**Black Box**" high performance processor for diver display, sensor fusion and real-time data recording and acquisition.

- System provides a complete **Underwater Diver Information Portal**
  - Technical Data
  - Drawings, Pictures Georeferenced Maps
  - Workflow Missions – Slide Decks

- **Communication and Messaging** – Text, Symbology and Visual

- **Software Simulation** – Critical software feature for Pre-Deployment and Pre-Dive planning, scene augmentation and diver familiarization leading to mission safety and efficiency

Coda Octopus Group, Inc.

# Echoscope® PIPE Series Structure

*New Breakthrough Echoscope® 5-Dimensional and 6-Dimensional Sonars*



Hazard Detection
Dive Inspection Support
Real-Time Monitoring
Survey and Measurements
ROV Navigation
Pipeline Leak Identification
Single Sensor
Multiple Applications
Simultaneous Parallel Processing
Scour Monitoring
Obstacle Avoidance

# Value Drivers



- First mover in innovating and commercializing real-time 3D sonar technology for the subsea market
- No other commercially available real-time 3D/4D/5D/6D sonar in the market
- Technically adept Group with strong brand as market leaders in real-time visualization subsea
- DAVD and Echoscope and other derivatives added to Approved Navy Use List (ANU)
- Multiple initiatives underway with U.S. Navy and defense bodies, and tracking significant development funding for further research and development for defense space

- Strong and growing global customer base and expanding market applications, including precious gem mining and offshore renewables
- Strong Patents and Intellectual Property Rights Portfolio
- Diversified Group, with two stand-alone engineering businesses, which have recurring streams of revenues through supplying proprietary parts into a number of funded U.S. Defense programs and UK Defense Programs, and the products business selling into the subsea market

# Growth Catalysts

## *New Breakthrough Echoscope® 5-Dimensional and 6-Dimensional Sonars*

- The world's only 5D & 6D real-time volumetric sonar technology, Echoscope® PIPE
- Gen 1 Diver Augmented Vision Display (DAVD) is approved for Navy Use and ready for Fleet Issue
- Thermite® Octal
- All Fourth Generation (4G) Hardware Products Have Been Launched
  - Smart algorithms for the class-leading sonars
  - Top-end software products for many new capabilities

**Goal:** Standardize proprietary real-time volumetric imaging sonars, in different form factors, across existing and new subsea markets

- Positioned to increase market share
- Defense market is significant opportunity; Addressable Market is estimated at $2.685 billion







Coda Octopus Group, Inc.

# Addressable Sonar Market*

| ANNUAL | FY 2018 | FY 2019 | FY 2020 | FY 2021 | FY 2022 | FY 2023 | FY2024 | FY2025 | FY2026 |
|---|---|---|---|---|---|---|---|---|---|
| Revenues $B | $2.336 | $2.503 | $2.685 | $2.869 | $3.081 | $3.313 | $3.543 | $3.786 | $4.064 |
| Growth | | 7.1% | 7.3% | 6.9% | 7.4% | 7.5% | 6.9% | 6.9% | 7.3% |

* Source: "Global SONAR Systems and Technology Market Size, Status and Forecast 2019-2026," Maia Research (November 23, 2018)

Coda Octopus Group, Inc.

# Sonar Market by Application*

| REVENUE/MARKET ($B) | 2018 | 2023 | CAGR |
|---|---|---|---|
| **Defense** | $1.251B | $1.631B | 5.44% |
| + including UUV | $0.186B | $0.357B | 13.95% |
| **Commercial** | $1.075B | $1.615B | 8.48% |
| +including UUV<br>+including Dredgers | $0.3944B<br>$0.0093M | $0.7575M<br>$0.0131M | 13.94%<br>7.09% |
| **Total Market** | **$2.326B** | **$3.246B** | **6.89%** |

* Source: "Sonar System Market, Global Forecast to 2023," MarketsandMarkets (January 2019)

# Addressable Sonar Market*

| REVENUE/ SECTOR ($B) | FY 2018 | FY 2019 | FY 2020 | FY 2021 | FY 2022 | FY 2023 | FY2024 | FY2025 | FY2026 |
|---|---|---|---|---|---|---|---|---|---|
| Scientific | $0.598B | $0.641B | $0.687B | $0.735M | $0.792B | $0.855B | $0.913B | $0.978B | $1.053B |
| Commercial | $0.633B | $0.679B | $0.728B | $0.780B | $0.840B | $0.907B | $0.972B | $1.041B | $1.121B |
| Military | $1.040B | $1.113B | $1.198B | $1.278B | $1.368B | $1.466B | $1.563B | $1.667B | $1.785B |
| Others | $0.065B | $0.070B | $0.073B | $0.076B | $0.080B | $0.086B | $0.095B | $0.100B | $0.105B |
| **TOTAL** | **$2.336B** | **$2.503B** | **$2.686B** | **$2.869B** | **$3.081B** | **$3.313B** | **$3.543B** | **$3.786B** | **$4.064B** |

* Source: "Global SONAR Systems and Technology Market Size, Status and Forecast 2019-2026," Maia Research (November 23, 2018)

Coda Octopus Group, Inc.

# Addressable Sonar Market*

| REVENUE/ SONAR TYPE ($B) | 2018 | 2019 | 2020 | 2021 | 2022 | 2023 | 2024 | 2025 | 2026 |
|---|---|---|---|---|---|---|---|---|---|
| Multi-Beam | $1.020B | $1.094B | $1.172B | $1.254B | $1.350B | $1.468B | $1.574B | $1.679B | $1.814B |
| Single Beam | $0.467B | $0.498B | $0.537B | $0.566B | $0.604B | $0.641B | $0.682B | $0.727B | $0.771B |
| Synthetic Aperture | $0.254B | $0.273B | $0.296B | $0.319B | $0.347B | $0.376B | $0.407B | $0.440B | $0.475B |
| Side Scan | $0.596B | $0.638B | $0.681B | $0.730B | $0.781B | $0.828B | $0.879B | $0.939B | $1.004B |
| **TOTAL** | **$2.337B** | **$2.503B** | **$2.686B** | **$2.869B** | **$3.082B** | **$3.313B** | **$3.542B** | **$3.785B** | **$4.064B** |

* Source: “Global SONAR Systems and Technology Market Size, Status and Forecast 2019-2026,” Maia Research (November 23, 2018)

Coda Octopus Group, Inc.

# Competitive Benchmarking*

| Companies | |
|---|---|
| Raytheon | Lockheed Martin |
| Thales | Atlas Electronik |
| Ultra Electronics | L3 |
| BAE Systems | Aselsan |
| Harris Corporatin | Naval Group |
| Kongsberg Gruppen | Teledyne |
| Sonardyne | Ixblue SAS |
| R2 Sonic | Norbit Grup |
| Western Marine Electronics | EdgeTech |
| Innormat Technologie | FURUNO |
| JRC | Navico |
| FLIR Systems | Johnson Outdoors |
| Garmin | DSIT |

*Source: “Sonar Systems Market Global Forecast to 2023,” MarketsandMarkets (January, 2019)

Coda Octopus Group, Inc.



## Customized Rugged Solutions

## Mission Critical Integrated Systems

*Software Engineering*

*Mechanical Engineering*

# Colmek

## Engineering Business

*Electronic Design*

*Complete Product Lifecycle Development*

## Advanced Signal Processing

## Obsolescence Management of Legacy Defense Products

# Key Markets

*Coda Octopus Colmek - Engineering Business*

Sub-Contractor to the **U.S. DoD**


Phalanx® Close-in Weapon
System (CIWS)


UAV/AQS-24 –
Mine Hunting System


AN/AQS-24 –
Mine Hunting System


SeaRAM


Thermite®

# Customers

*Coda Octopus Colmek – Engineering Business*

NORTHROP GRUMMAN

Raytheon

ORBCOMM

BOEING

LOCKHEED MARTIN

U.S. ARMY

U.S. AIR FORCE

GENERAL DYNAMICS

TEXTRON

NORTH AMERICAN COAL

sierra nevada

Endeavor ROBOTICS

# Growth Catalysts

- **Two new funded defense programs added to Colmek's portfolio in FY 2018**
  - Contracted to prototype two new parts for two significant programs. Value of contracted prototype is approximately $1.5M
  - Once prototype phase is completed and manufacturing contracts awarded, these parts will yield long-tail recurring revenues

- **Thermite® Octal**
  - Next Generation Product Line Extension for additional growth
  - Colmek's rugged, configurable, versatile, high performance mission computer
  - Successfully completed its Military Specification (Milspec) environmental testing
  - Goal: Deliver new standard of field mobility to established Thermite® customer base
  - Technical refresh underway
  - Multiple Defense Applications
    - Man-worn robotic and backpack-worn
    - Manned/unmanned vehicles: airborne, land-based, maritime
  - Product roll-out of next generation of Thermite family of rugged embedded computers
    - Octal – initial next-gen Thermite technical refresh completed and now being promoted, including a number of significant customer trials – one of which is for integration into a military vehicle
  - Expect this product line to add $3-$7M to Colmek's revenues annually


PWR
J1
J2
J3

# Thermite® Octal Applications/Trials

- **Thermite® New Generation Octal® Embedded Rugged Computer**

| | | |
|---|---|---|
| **Weapon Control Systems** | Army Mobile Vehicles | *In Field Test* |
| **Dismounted Soldier Training** | Virtual Reality | *In Prototype Stage* |
| **Real Time Training and Simulation** | Virtual Reality | *In Prototype Stage* |
| **Mission Computer** | U.S. Military Ally | *Drone Control,*<br>*Real-Time Imaging* |
| **Mission Computer** | U.S. Military Ally, F16 | *In Field/*<br>*Environmental Testing* |
| **Sensor Processing** | Undisclosed U.S. Military Application | *In Development Stages* |
| **Mission Computer** | Army/Marine | *Robotic Control –*<br>*Land Based Drone* |


J1
J2
J3


GRUNDFOS



## Product Design and Manufacturing



## Subsea and Harsh Environment Design

*Software Engineering*

*Mechanical Engineering*

# Martech

Engineering Business

*Electronic Design*

*Complete Product Lifecycle Development*



## Test, Instrumentation and Control

## Obsolescence Management of Legacy Defense Products

# Customers

*Coda Octopus Martech – Engineering Business*

Located in Portland, Dorset, UK. Martech follows the same model as Colmek.

BAE SYSTEMS

SIEMENS

ATLAS ELEKTRONIK

GRUNDFOS

THALES

Honeywell

babcock

AMSAFE

Coda Octopus Group, Inc.

# Growth Catalysts

- **Long-tail recurring revenues from ongoing Defense Customer Programs**
  - Proprietary Chemical Decontamination Systems
    - Component of the Eurofighter Tycoon's Ground Equipment
    - Used to decontaminate pilot helmets that have come in contact with chemical weapons
    - Contracted for two new units, at approximately $300K per, in FY2018
    - Sales to date are approximately $2.4M since program inception, in 2011



- **Increasing customer base via successful R&D Programs**
  - Pump and Pressurization Controllers – Grundfos
    - Developed a series of proprietary fire sprinkler pump controllers in use by customers including Grundfos, a global leader in advanced pump solutions and trendsetter in water technology, as part of its FireSAFE product line
    - Developing a variant of the FireSAFE product, to address the requirements for sprinkler systems in high-rise residential installations, a growing market following the tragic Grenfell Tower fire in the UK
      - Forecasting sales of 1000 units in 2020
    - Designed and manufactured the pressurization controller, as part of Grundfos' Pressure Half Time (PHT) product line, used to maintain pressure in heating and cooling systems for residential and commercial applications
      - Shipped 3,000 pressurization controller unit order in FY 2018 to Q1FY2020
      - Forecasting repeat order of 3000 units in 2020



# Operations

## Group Headquarters


Orlando, FL

## Marine Technology Business


Copenhagen, Denmark
Edinburgh, UK
Orlando, FL
Brisbane, Australia

## Defense Products & Engineering Business


Portland, UK
MARTECH
Salt Lake City, Utah
COLMEK

# Coda Octopus Group

## Management

**Annmarie Gayle, LL.B, LLM – Chief Executive Officer and Chairman** – Denmark

Ms. Gayle has been our CEO and a member of the Board of Directors since 2011. She has also been the CEO of our flagship Products Business since 2012. Prior thereto, she spent two years assisting with the restructuring of our company. She previously served with the Company as Senior Vice President of Legal Affairs between 2006 and 2007. Earlier in her career, she worked for a major London law practice, the United Nations, and the European Union. Ms. Gayle has a strong background in restructuring and has spent more than 12 years in a number of countries where she has been the lead adviser to a number of transitional administrations on privatizing banks and reforming state-owned assets in the CEE countries including banking, infrastructure and telecommunications assets. Ms. Gayle has also managed a number of large European Union funded projects. Ms. Gayle holds a Law degree gained at the University of London and a Masters of Law degree from Cambridge University. She is qualified to practice as a solicitor in England & Wales.

**Michael Midgley – Chief Financial Officer; Chief Executive Officer of Coda Octopus Colmek, Inc.** – U.S.

Mr. Midgely has been our CFO since December 2017, following his tenure as our acting CFO since 2013. Mr. Midgley also serves as Chief Executive Officer of Coda Octopus Colmek, Inc. since 2010, which he joined in 2008. Mr. Midgley's 42 year career spans business, accounting and finance in many industries. He is an expert in data mapping and conversion to JD Edwards World General Accounting Software, and previously had his own CPA practice specializing in SEC and Tax practice areas, as well as worked for a regional accounting firm. He was President and CFO of Covol Technologies, Inc., 1991-1995, and CFO of Human Affairs Inc., 1986-1991. Mr. Midgley is a qualified CPA in the state of Utah, and attended the University of Utah where he obtained a BA in Accounting.

# Coda Octopus Group

## Management

**Blair Cunningham – President of Technology; Chief Executive Officer of Coda Octopus Products, Inc.–** U.S.

Mr. Cunningham has been with the company since July 2004 and has had a number of roles including his current position of President of Technology and CEO of Coda Octopus Products, Inc. CTO of Coda Octopus Group, Inc. since 2005 and Senior Vice President of Products Division between July 2004 and July 2005. Earlier in his career he worked for several firms as a systems analyst and developer. Mr. Cunningham has a strong background in technology development, design and large-scale software development with a key focus on process efficiency and end-user experience. Mr. Cunningham received an HND in Computer Science in 1989 from Moray College of Further Education, Elgin, Scotland. Because of Mr. Cunningham's expertise in technology and delivery of large scale software projects, the company believes that he is highly qualified to serve in his current roles.

# Coda Octopus Group

## Board of Directors

**Annmarie Gayle, LL.B, LLM – Chief Executive Officer and Chairman** – Denmark

Ms. Gayle was appointed Chairman of the Board in March 2017, and previously served as Director since 2011. Additionally, Ms. Gayle has been the Group CEO since 2011; assisted with the restructuring of the Company, 2009-2010, and served as SVP of Coda's Legal Affairs, 2006-2007. Earlier in her career she worked for a major London law practice, the United Nations and the European Union. Ms. Gayle has a strong background in restructuring and has spent more than 12 years in a number of countries where she has been the lead adviser to a number of transitional administrations on privatizing banks and reforming state-owned assets in the CEE countries including banking, infrastructure and telecommunications assets. Ms. Gayle has also managed a number of large European Union funded projects. Ms. Gayle holds a Law degree gained at the University of London and a Masters of Law degree from Cambridge University. She is qualified to practice as a solicitor in England & Wales.

**Michael Hamilton, Director** – U.S.

Mr. Hamilton served as Coda's Chairman of the Board, June 2010-March 2017, and continues to serve as a Director. Since 2014, Mr. Hamilton has provided accounting and valuation services for a varied list of clients. His career includes serving as Senior Vice President of Powerlink Transmission Company, 2011-2014, and audit partner at PriceWaterhouseCoopers, 1988-2003. He holds a B.S. in Accounting from St. Frances College and is a Certified Public Accountant and is accredited in business valuation. Mr. Hamilton services as the Chair of both the Board's Audit Committee and Compensation and Governance Committee, and as a member of its Nominating Committee.

# Coda Octopus Group

## Board of Directors

### **Mary M. Losty – Director** – U.S.

Ms. Losty has been a member of Coda's Board of Directors since July 2017. Ms. Losty is a private investor in both U.S. equities and real estate. Her career includes serving as a Partner at Cornwall Asset Management LLC, a U.S. portfolio management firm, where she was responsible for the firm's investment in numerous small– to medium- cap emerging growth companies, 1998-2010. She was portfolio manager at Duggan & Associates, 1992-1998, and an equity research analyst at Kimelman & Company, 1990-1992. Previously she worked at Morgan Stanley & Co. and was the top aide to James R. Schlesinger, a five-time U.S. cabinet secretary. Former Board director positions include Procera Networks, Inc. 2007-2015, and Blue Earth, Inc. formerly Genesis Fluid Solutions Holdings, 2009-2011. Ms. Losty received her J.D. from Georgetown University Law Center and her B.S. from Georgetown University's School of Foreign Service. Ms. Losty serves on the Board's Audit and Nominating Committees.

### **J. Charles Plumb, Captain, USNR (Ret.) – Director** – U.S.

Captain Plumb has been a member of Coda's Board of Directors since September 2019. Captain Plumb is a retired U.S. Navy fighter pilot. On his $75^{th}$ combat mission, just five days before the end of his tour in Vietnam, he was shot down over Hanoi, taken prisoner and tortured. During his nearly six years as a prisoner of war, he distinguished himself as a pro in underground communications. He was a great inspiration to all the other POWs and served as chaplain for two years. Following his repatriation, Captain Plumb continued his Navy flying career in Reserve Squadrons where he flew A-4 Sky Hawks, A-7 Corsairs and FA-18 Hornets. His last two commands as a Naval Reservist were on the Aircraft Carrier Corral Sea and at Fighter Air Wing in California. He retired from the United States Navy after 28 years of service. His military honors include two Purple Hearts, the Legion of Merit, the Silver Star, the Bronze Star and the P.O.W. Medal. He has been a motivational speaker, consultant and executive coach since 1973. His clients include General Motors, Fedex, Hilton, Aflac, the U.S. Navy, BMW and NASA. Since 2010, he has been member of the Board of Directors of the Lightspeed Aviation Foundation. Captain Plumb earned a B.S. in electrical engineering from the U.S. Naval Academy at Annapolis. We selected Captain Plumb because of his close ties to the U.S. Defense establishment.

# Coda Octopus Group

## Board of Directors

**G. Tyler Runnels- Director–** U.S.

Mr. Runnels has been nominated by our board to be elected as a director at the 2018 annual meeting to fill a vacancy created by the departure of two of our directors. Mr. Runnels has nearly 30 years of investment banking experience including debt and equity financings, private placements, mergers and acquisitions, initial public offerings, bridge financings, and financial restructurings. Since 2003, Mr. Runnels has been the Chairman and Chief Executive Officer of T.R. Winston & Company, LLC, an investment bank and member of FINRA, where he began working in 1990. Mr. Runnels was an early stage investor in our company and T.R. Winston & Company, LLC has served as our exclusive placement agent in one of our private placements raising early rounds of capital for our company. Mr. Runnels has successfully completed and advised on numerous transactions for clients in a variety of industries, including healthcare, oil and gas, business services, manufacturing, and technology. Mr. Runnels is also responsible for working with high net attorneys, qualified intermediaries and financial advisors. Prior to joining T.R. Winston & Co., LLC, Mr. Runnels held the position of Senior Vice President of Corporate Finance for H.J. Meyers & Company, a regional investment bank. Mr. Runnels is a member of the Board of Directors of Level Brands, Inc. (NYSE American: LEVB) and serves on the Pepperdine University President’s Campaign Cabinet. Mr. Runnels received a B.S. and MBA from Pepperdine University. Mr. Runnels holds FINRA series 7, 24, 55, 63 and 79 licenses. We selected Mr. Runnels to serve on our board of directors based upon his significant expertise both as an investor and advisor, as well as his experience as a board member of a number of listed companies.

# CODA OCTOPUS GROUP, INC.

World Leader in Sound Underwater Technology

**NASDAQ: CODA**

www.codaoctopusgroup.com